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                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our Firm under the caption "Experts" and to the use of our report dated January 31, 1996 (except for Note 13, as to which the date is March 15, 1996) in the Registration Statement (Form S-3) and related Prospectus of Sparta Pharmaceuticals, Inc. dated October 3, 1996.



                                                 /s/ Ernst & Young LLP
                                                 Ernst & Young LLP

Raleigh, North Carolina
October 3, 1996